UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): October 26, 2017

                                PETROSHARE CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                        001-37943         46-1454523
 --------------------------     -------------------    -----------------
(State or other jurisdiction    Commission File No.)     (IRS Employer
  of incorporation)                                    Identification No.)

                          9635 Maroon Circle, Suite 400
                               Englewood, CO 80112
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

     Registrant's telephone number, including area code: (303) 500-1160
                                                         ---------------

                                       N/A
                               ------------------
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act 17 CFR
    240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

                           Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ?

Item 2.03. Creation of a Direct Financial or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     On October 26 2017, the Company sold Series B Unsecured Convertible Promissory Notes (the "Series B Notes") in the principal amount of $405,000 to six accredited investors, which included one of the Company's directors who purchased a Series B Note in the principal amount of $50,000. The Series B Notes are unsecured, bear interest at 15% per year and are due and payable on December 31, 2018. At the option of the holders of the Series B Notes, the principal amount of the Notes, and any accrued but unpaid interest, are convertible into shares of the Company's common stock at a conversion price of $1.50 per share. The Company paid sales commissions of $24,325 to GVC Capital LLC, the placement agent for the offering, in connection with the sale of these Series B Notes.

     The October 26, 2017 closing was the final closing pursuant to the ongoing Series B offering. The total notes sold amounted to $4,724,900 in principal. Ten of the Company's officers and directors collectively purchased $570,000 Series B Notes. The Company paid total commissions in the amount of $204,203 to GVC Capital LLC, and incurred additional expenses of $1,000, in connection with the sale of the Series B Notes.

     Pursuant to the offering, on October 16, 2017 the Company converted $5,166,800 in principal and $137,706 in accrued interest into 4,697,090 and 125,187 common shares of the Company, respectively.

     The notes and accrued interest were converted at $1.10 per share. The market value of the shares on the date of conversion was $1.38. The Company intends to pay cash of approximately $22,600 for accrued interest not converted into shares of the Company's common stock.

     The Company will recognize a loss on conversion, related to a reduction in the effective conversion price from $1.50 to $1.10. This loss will be recorded during the fourth quarter 2017.

     See the Company's 8-K reports filed on September 25, 2017 and October 20, 2017 for information concerning prior sales of the Series B notes.

Item 3.02.  Unregistered Sales of Equity Securities.

     The  Company  relied  upon  the  exemption  provided  by  Rule  506  of the
Securities and Exchange Commission with respect to the issuance of the securities described in Item 2.03 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.



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

Item 9.01.  Financial Statements and Exhibits.

Number      Description

10.29 Form of Series B Unsecured Convertible Promissory Note (Incorporated by reference to Exhibit 10.29 filed with the Company's 8-K report filed on September 25, 2017.)



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017.
                                      PETROSHARE CORP.


                                      By:  /s/ Paul D. Maniscalco
                                           -------------------------------
                                          Paul D. Maniscalco, Chief Financial
                                          Officer













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